As filed with the U.S. Securities and Exchange Commission on February 2, 2015

File Nos. 33-73792

811-08270

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 51	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 57	☒

(Check appropriate box or boxes)

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of Registrant as Specified in Charter)

601 Union Street, Suite 2801

Seattle, WA 98101

(Address of Principal Executive Office, including Zip Code)

(206) 518-6600

(Registrant’s Telephone Number, including Area Code)

Frederick H. Sherley

Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, WA 98101

(Name and address of Agent for Service)

WITH COPY TO:

David A. Hearth

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to Rule 485(b)
☐	on (date) pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485 (a)(1)
☐	on (date) pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485 (a)(2)
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 51 to the Registration Statement of Rainier Investment Management Mutual Funds is being filed to add Institutional shares to its series: Rainier Intermediate Fixed Income Fund.

RAINIER FUNDS    February 2, 2015

Prospectus

Ticker Institutional
Rainier Intermediate Fixed Income Fund	RAIFX

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

RAINIER FUNDS  |  PROSPECTUS    February 2, 2015

P / 1

SUMMARY SECTION

Rainier Intermediate Fixed Income Fund

Institutional Shares

INVESTMENT OBJECTIVE

The Rainier Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or “Fund”) seeks to provide investors with current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%
Fee Waiver and/or Expense Reimbursement(1)	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.45%

(1) Rainier has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 0.45% of the Fund’s average net assets (the “Expense Cap”). This obligation excludes acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business. The Expense Cap will remain in effect until at least July 31, 2015. Rainier may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap. This Expense Cap may not be changed by Rainier during that period without prior approval of the Board of Trustees. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$186	$338	$780

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 136.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities (including convertible bonds). Most of the Fund’s investments are corporate debt securities and debt securities issued or guaranteed by the U.S. government, or its agencies. Rainier intends, but is not obligated, normally to construct the Fund with a higher proportion of

P / 2

corporate issues than government or government agency securities. A portion of the Fund’s investments may also include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards). The Fund will invest in debt securities that are not U.S. government or agency securities only if they are rated at least investment-grade quality (or are deemed to be of equivalent quality by Rainier) at the time of investment. Although the Fund does not expect to maintain significant positions in such securities on a normal basis, the Fund may invest up to 25% of its assets in foreign debt securities. These include U.S. dollar denominated securities of foreign issuers. The Fund may invest in exchange-traded funds (“ETFs”).

Investment-grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”). Securities that are rated Baa3 by Moody’s or BBB- by S&P or Fitch, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Rainier intends to limit investment in securities rated Baa3 by Moody’s or BBB- by S&P or Fitch to no more than 30% of the Fund’s total assets.

The Fund may purchase bonds of any maturity, but the Fund will normally have a dollar-weighted average maturity between three and ten years. The average maturity may be less than three years if Rainier believes a temporary defensive posture is appropriate. Rainier plans to manage the

Fund as a moderate duration portfolio. To Rainier, “moderate duration” denotes a portfolio within a range on average of ±25% of the duration of the Barclays Capital U.S. Intermediate Government/Credit Bond Index (“Barclays Capital Index”). If, for example, the average duration of the Barclays Capital Index were 4.0 years, the Fund’s average duration would be between 3.0 and 5.0 years. Duration measures the sensitivity of a debt portfolio to interest-rate changes. To illustrate, if a portfolio had an average effective duration of 5.0 years, a 1% increase in market interest rates would be expected to cause the principal value of the portfolio to decline approximately 5%. Rainier may sell a debt security if the security has been downgraded or when it is swapped for a more attractive security.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

•

Bond Risk – As with most debt funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. Generally, the longer the Fund’s average portfolio maturity of its debt securities, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as events affecting its ability to continue to make principal and interest payments or maintain its credit

See page 23 for index descriptions.

P / 3

rating. Bond risks also include liquidity risks, mortgage-related and other asset-backed securities risks and prepayment risks. Many experts believe that it is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from resulting rate increases for that and other reasons could be swift and significant.

•

Market Risk – The securities markets may decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that Rainier’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, and may have very volatile prices.

•

Government Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

•

Foreign Securities Risk – Foreign securities (including securities of issuers in emerging markets) involve additional risks, including political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less publicly available information, currency rate fluctuations, less or more strict regulation of securities markets and markets having less liquidity and more volatility than domestic markets.

•

ETF Risk – ETFs have the risks of the investments they make and that they may not achieve their investment objectives. In addition, ETFs may be less liquid and thus their share values more volatile than the values of the investments they hold. Fund assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including dealer mark-ups and other transaction costs. This may result in adverse tax consequences for shareholders.

P / 4

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The performance shown is for the Original Shares of the Fund. The Institutional Shares of the Fund have recently commenced operations. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods with a domestic broad-based market index and with a secondary domestic treasury bill index. The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on Rainier’s website at www.rainierfunds.com.

RAINIER INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES

CALENDAR-YEAR TOTAL RETURNS (%)

Best Quarter:	+4.32%	(fourth quarter, 2008)
Worst Quarter:	-2.69%	(third quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2014

	1 Year	5 Years	10 Years
Rainier Intermediate Fixed Income Fund
Return before taxes – Original Shares	2.45%	3.50%	4.00%
Return after taxes on distributions – Original Shares	1.24%	2.22%	2.71%
Return after taxes on distributions and sale of fund shares – Original Shares	1.55%	2.28%	2.69%
Return before taxes – Institutional Shares	2.55%	3.60%	4.11%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.13%	3.54%	4.09%
Citigroup 3-month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.03%	0.07%	1.46%

The Institutional Shares of the Fund have recently commenced operations. The performance shown in the table above for Institutional Shares of the Fund reflects the performance of the Original Shares of the Fund adjusted for expenses of the Institutional Shares of the Fund.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not

See page 23 for index descriptions.

P / 5

relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return Before Taxes” or the “Return After Taxes on Distributions” if there is a capital loss upon the redemption of Fund shares, which provides a tax deduction that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, LLC

PORTFOLIO MANAGERS

The Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Matthew R. Kennedy, CFA	Director of Fixed Income Management	2008
James H. Hentges, CFA	Portfolio Manager	2009

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $100,000. Additional investments may be made at any time with $1,000 or more.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and shareholder services. These payments may create a conflict of interest by influencing the intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your intermediary’s website for more information.

P / 6

More About the Fund’s Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks to provide investors with current income. The Board of Trustees can change the Fund’s investment objective and strategies without shareholder approval. The Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Investment Strategies

The Summary Section includes a description of the Fund’s principal investment strategies. Additional information on these strategies is set forth below.

DEBT SECURITY SELECTION

In determining whether or not to invest in a particular debt security, Rainier considers a number of factors, such as the price; coupon; yield to maturity; the credit quality of the issuer; the ratings assigned by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) and Fitch Ratings (“Fitch”); the issuer’s cash flow and related coverage ratios; the property, if any, securing the obligation; and terms of the debt instrument, including subordination, risk of default, sinking fund and early redemption provisions. Debt securities may be sold if downgraded or when swapped for a more attractive security.

SHORT-TERM INVESTMENTS

The Fund may hold cash-equivalent securities, which are high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. Rainier considers obligations that have been rated at least A-1 by S&P or Prime-1 by Moody’s, have an outstanding issue of debt securities rated at least A by S&P or Moody’s, or are of comparable quality, to be “high-quality.”

Under normal market conditions, the Fund seeks to stay fully invested in stocks and/or bonds, with the exception of a small cash balance. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents, in response to adverse market, economic or political conditions as well as to address investment in-flows. This may result in the Fund not achieving its investment objective.

PORTFOLIO TURNOVER

The Fund may be actively traded. Generally, the rate of portfolio turnover will not be a deciding factor in determining whether to sell or hold securities. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that there would likely be a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which would negatively affect the Fund’s performance. Active trading, however, can also be defensive and actually add to the Fund’s performance if, for example, a fully valued investment is sold before a price decline.

Investment Risks

The principal risks of investing in the Fund that may adversely affect the value of its shares or total return are discussed in the Fund’s “Summary Section.” Additional elements of risk are discussed below.

MARKET RISK

An investor in the Fund faces the risk that the market value of a security may move up

P / 7

More About the Fund’s Investment Objective, Strategies and Risks

and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

MANAGEMENT RISK

The Fund is subject to management risk because it is highly dependent on Rainier’s ability to pursue the Fund’s investment objective. Rainier will apply investment techniques, strategies and analyses in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results. Rainier generally does not attempt to time the market and instead tries to stay fully invested under normal circumstances in the relevant asset class. Despite the Fund having one or more benchmarks, it may own securities not included in its benchmark or in different proportions than its benchmark. The Fund also is dependent on Rainier’s ability to purchase securities and establish weightings that result in better overall performance than the benchmark.

DEBT SECURITIES RISK

The Fund invests in debt securities. The market values of debt securities are sensitive to prevailing interest rates. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of the debt securities of that issuer.

Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain debt securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other debt securities with similar durations.

Many experts believe that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds could worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will

P / 8

adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

FOREIGN COMPANY AND EMERGING MARKETS RISK

The Fund may invest in companies that are based, have a substantial portion of their operations or assets, or derive a substantial portion of their revenues outside of the United States. Securities issued by non-U.S. companies and by U.S. companies with substantial foreign operations can involve risks that differ from or are in addition to the risks of issuers located and doing business solely in the United States. Investments in non-U.S. companies may be more volatile and potentially less liquid than investments in U.S. companies. In addition, foreign currencies fluctuate in value in comparison to the U.S. dollar, and foreign economies and political conditions can potentially be less stable than those in the United States.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, accounting, auditing and legal standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in issuers located or doing business in that foreign country. To the extent that the Fund invests a significant portion of its net assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in a region also can adversely affect securities of issuers located in countries whose economies appear to be unrelated.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and often greater than, the risks of investing in developed foreign countries. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because

P / 9

More About the Fund’s Investment Objective, Strategies and Risks

it may be unable to sell the illiquid securities at an advantageous time or price. For example, if there are a limited number of buyers for a portfolio security, the Fund may be forced to accept a severe discount in selling the security if it does so to raise proceeds to satisfy an expected redemption request. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector or issuer.

REAL ESTATE SECURITIES RISK

The Fund may invest in REITs and similar real estate type pools. These investments are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Real estate pools involve certain unique risks in addition to those risks associated with investing in the real estate industry in general, such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property. Investments in real estate vehicles are dependent upon their operators’ management skills, may not be diversified, and are subject to heavy cash flow dependency and the risk of default by borrowers.

UNRATED SECURITIES RISK

The Fund may purchase unrated securities which are not rated by a rating agency if Rainier determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Rainier may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on Rainier’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge on the Fund’s website at www.rainierfunds.com or by contacting the Fund’s Transfer Agent at 1-800-248-6314.

NOTICE OF POLICY CHANGE

Shareholders will be provided with 60 days’ notice prior to the implementation of a change in the Fund’s policy to invest at least 80% of its assets in certain securities as described above in this Prospectus and as indicated by the Fund’s name.

WHO MAY WISH TO INVEST

The Fund may be appropriate for investors who are comfortable with the risks of debt investing and seek current income with greater stability in the value of shares than a long-term debt fund.

P / 10

Organization and Management

Investment Adviser

Rainier Investment Management, LLC (“Rainier”), with roots going back to 1989, serves as the investment adviser to the Fund. Rainier’s address is:

601 Union Street, Suite 2801

Seattle, WA 98101

Rainier manages approximately $6.1 billion (as of December 31, 2014) of discretionary assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and registered investment companies. Rainier is owned by certain of its employees. Subject to the direction and control of the Board of Trustees of the Fund, Rainier formulates and implements an investment program for the Fund, which includes determining which securities should be bought and sold. Under its Management Agreement with the Trust, Rainier is entitled to an advisory fee of 0.50% of the Fund’s average daily net assets for its services to the Fund. For the fiscal year ended March 31, 2014, after fee reductions and/or expense reimbursements, if any, Rainier received an advisory fee of 0.31% of the Fund’s average daily net assets.

A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment advisory agreement is discussed in the Fund’s semi-annual shareholder report for the period ended September 30, 2014.

Portfolio Managers

Matthew R. Kennedy, CFA,

Director of Fixed Income Management

James H. Hentges, CFA,

Portfolio Manager

Mr. Hentges has been associated with Rainier in the position noted for more than five years. Mr. Kennedy became the Director of Fixed Income Management in January 2012. Before that, he was a Senior Fixed Income Portfolio Manager at Rainier.

While Mr. Kennedy and Mr. Hentges co-manage the Fund, Mr. Kennedy assumes final responsibility for all investment decisions for the Fund.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

FUND EXPENSES

The Fund is responsible for paying its own operating expenses. Rainier has agreed in an Operating Expenses Limitation Agreement to reduce its advisory fee or reimburse the expenses of the Fund to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed 0.45% (“Expense Cap”) (excluding acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or acquisition, or extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business). That agreement continues in effect through July 31, 2015. Any reductions made by Rainier in its fees or payments or reimbursement of expenses which are the Fund’s obligation are subject to reimbursement by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations. This Expense Cap may not be changed or discontinued during the

P / 11

Organization and Management

period without prior approval of the Board of Trustees. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated.

The expense information shown in the fees and expenses table for the Fund is based on amounts incurred during the Fund’s most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. A decline in the Fund’s average net assets due to market volatility and other factors could cause the Fund’s expense ratios for its current fiscal year to be higher than the expense information presented, but would not exceed the expense limitation shown.

The Fund makes payments to financial intermediaries for certain sub-transfer agency and networking services provided by financial intermediaries in amounts determined by the Fund’s Board of Trustees to represent reasonable amounts for those services. Payment made in excess of the Board of Trustees approved amount that can be paid by the Fund will be borne by Rainier.

Rainier may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of and for providing the opportunity to distribute shares of the Fund, reimbursement for marketing costs or providing services to shareholders. Those payments, which are sometimes referred to as revenue-sharing arrangements, also may be associated with the status of the Fund in a financial intermediary’s marketing and other support activities.

P / 12

Description of Share Classes

The Fund offers two classes of shares to eligible investors. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by Rainier for investment advisory services. This Prospectus offers Institutional Shares of the Fund only. Original Shares of the Fund are offered in a different prospectus.

The following table lists the key features of the Institutional Shares of the Fund.

INSTITUTIONAL
Minimum Initial Investment	$100,000
Subsequent Minimum Investment	$1,000
Waiver/ Reduction of Investment Minimum	May be waived or lowered by the Fund.
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Ongoing Distribution (12b-1) Fees	None
Conversion Feature	None

ABOUT INSTITUTIONAL SHARES

Institutional Shares of the Fund do not impose a front-end sales charge (load) or CDSC and do not have any Rule 12b-1 fee.

P / 13

Purchasing, Selling and Exchanging Shares

Purchasing Shares

PURCHASING SHARES FROM THE TRANSFER AGENT

Purchasing by Mail or Overnight Delivery

Shares of the Fund may be purchased by mail. If you wish to invest by mail, complete an account application and mail it with a check (made payable to Rainier Funds) to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

If you wish to send your account application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks, postdated online bill pay checks or any conditional order or payment. All checks must be made payable to Rainier Funds or U.S. Bancorp Fund Services, LLC, as the Fund’s agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. If your purchase check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

Purchasing by Wire

Shares of the Fund may be purchased with a wire transfer of money if the Transfer Agent has a completed account application on file. A purchase order will not be accepted until the Fund has received the completed account application and any requested documentation in proper form. Wired funds must be received by the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. (Eastern time), to be eligible for same-day pricing. Please call the Transfer Agent at 1-800-248-6314 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open for business to advise your intent to wire. This will ensure proper credit. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Please wire payment to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

For credit to U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

P / 14

For further credit to Rainier Funds [Fund name] Account of [your account number and account name]

Your bank may charge you a fee for sending a wire.

Subsequent Investments

Additional shares of the Fund are available for purchase by sending a check together with the remittance form from a confirmation statement to the Transfer Agent. Please write your account number on the check. If you do not have a remittance form, please send the Transfer Agent a letter giving the name of the Fund, your name and account number. To send additional money for investment by wire, follow the instructions noted above.

USA PATRIOT ACT

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money-Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a post office (“P.O.”) box will not be accepted. Shares of the Fund have not been registered for sale outside of the United States. The Rainier Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except for investors with U.S. military APO or FPO addresses. Please contact the Transfer Agent at 1-800-248-6314 if you need additional assistance when completing your account application.

If the Transfer Agent is unable to establish the identity of a shareholder through reasonable methods, the account will be rejected and transactions will be prohibited until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

PURCHASES THROUGH AN INTERMEDIARY

Shares of the Fund are available through certain intermediaries, such as brokers (and their agents), that have made arrangements with the Fund to sell shares. The intermediary is responsible for processing your order correctly and promptly advising you of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. When placing an order with such an intermediary, the order is normally treated as if it had been placed directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund following receipt by the intermediary of your order in proper form. The intermediary may hold your shares in an omnibus account in the intermediary’s name, and the intermediary maintains your individual ownership records. The Fund may pay the intermediary for maintaining these records and providing other shareholder services. The intermediary may charge a fee for handling the order.

OTHER PURCHASE INFORMATION

Retirement Plans

Shares of the Fund are available for purchase by most types of retirement plans, including 401(k) plans, profit-sharing plans and individual retirement accounts.

Purchasing with Securities

In certain situations, Fund shares may be purchased by tendering payment in kind in

P / 15

Purchasing, Selling and Exchanging Shares

the form of bonds or other securities. Any securities used to buy Fund shares must be readily marketable, and their acquisition must be consistent with the Fund’s objective and otherwise be acceptable to Rainier. Prior to making such a purchase, you should call Rainier at 1-800-248-6314 to determine whether the securities you wish to use to make a purchase are acceptable.

Purchase Order Processing

Any money received for investment in the Fund, whether sent by check or wire, is invested at the applicable offering price for the share class in question, which is the net asset value per share for that share class that is next calculated after your order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the order, as well as a check or bank wire payment properly drawn and collectable. The Fund reserves the right to reject any purchase order.

The net asset value is calculated as of the close of regular trading of the NYSE, normally 4:00 p.m. (Eastern time). A check or wire received after the NYSE closes or on a day the NYSE is closed is invested at the next-calculated net asset value of the Fund, normally on the following business day.

Excessive Trading Policies

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Board of Trustees has approved policies that seek to both discourage frequent purchases and redemptions, and also limit the disruptive effects of market timing. Pursuant to this policy, the Fund, its Distributor and agents reserve the following rights: (1) to refuse or reject any purchase or exchange order; (2) to cancel or reject any purchase or exchange order placed through an intermediary, no later than one business day after the order is received by the intermediary (including, but not limited to, orders considered to be excessive trading or market timing); and (3) to completely or partially close the Fund by ceasing to offer its shares at any time to all or certain groups of investors. These actions may be taken when, in the sole discretion of the Fund, they are deemed to be in the best interest of the Fund or if required by law.

The Fund’s shares are available through intermediaries such as broker-dealers and retirement plan administrators that may establish omnibus accounts in the Fund, which may make it difficult or impossible for the Fund to detect excessive or short-term trading. The Fund will use reasonable efforts to work with these intermediaries to detect and deter disruptive trading. In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its excessive trading policies.

Other

Federal tax law requires that you provide a certified taxpayer identification number and other certifications upon opening an account. This is necessary to avoid backup withholding of taxes. The Fund does not issue share certificates unless you specifically request this of the Transfer Agent in writing. All shares are normally held in a

P / 16

non-certified form on the books of the Fund, for your account or the account of the broker (or agent) at which you hold an account.

Selling Shares (Redemptions)

Shareholders may sell (redeem) Fund shares on any day the Fund is open for business either directly to the Fund or through certain intermediaries, depending on how the shares are held. Your redemption proceeds will equal the net asset value per share of the share class in question next calculated after your order is received in proper form. Payment for shares redeemed will usually be wired to your intermediary or the bank you indicate or mailed on the following day to the address of record for accounts held at the Transfer Agent. You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the Automated Clearing House (“ACH”) network, provided your bank is a member. Proceeds will generally be credited to your account within two business days. There is no charge to have your payment sent via ACH. Absent unusual conditions, proceeds will be sent within seven calendar days after the Fund receives your redemption request in proper form.

SELLING SHARES HELD WITH THE TRANSFER AGENT

Selling by Mail or Overnight Delivery

You may sell your shares by sending a written request to the Transfer Agent. Specify the name of the Fund, the number of shares or dollar amount you want redeemed and your name and account number. Also enclose any certificated shares that you want to redeem. The letter should be signed by all of the shareholders whose names appear on the account registration. Send your redemption request to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent of the Fund.

Signature Guarantees

To protect your account against fraud, signature guarantees are required in certain cases to enable the Fund to verify the identity of the person or persons authorizing the redemption. Signature guarantees are required if: (1) the redemption is a written request and the proceeds exceed $500,000 of Institutional Shares; (2) the proceeds are to be paid or sent to any person, address or bank account not on record; (3) ownership is being changed on the account; or (4) a change of address request was received by the Transfer Agent in the last 30 calendar days. In addition to the situations described, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances. The signature(s) on the redemption request and on the certificates, if any, or stock

P / 17

Purchasing, Selling and Exchanging Shares

powers must be guaranteed by an “eligible guarantor.” An eligible guarantor includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notary public is not an eligible guarantor. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Selling by Telephone

You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the account application. You may then redeem shares of the Fund by telephoning the Transfer Agent at 1-800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading. Redemptions by telephone must be at least $1,000. Proceeds normally will be mailed to the shareholder the following business day after the sale is executed. Upon request, redemption proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Telephone redemptions cannot be made if you notify the Transfer Agent of an address change within 30 calendar days before the redemption request. Once a telephone transaction has been placed, it cannot be cancelled or modified. Telephone redemption is not available for retirement plan accounts. Redemption proceeds exceeding the amounts specified above will require written authorization that is signature guaranteed, as described previously.

When establishing telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your account application. Such persons may request that the shares in your account be either exchanged or redeemed. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone redemption orders must be received prior to the close of the NYSE, normally, 4:00 p.m. (Eastern time), in order to be eligible for same-day pricing. Please allow sufficient time to place your telephone transaction.

Automatic Withdrawal Plan

Automatic withdrawals may be made from the Fund in an amount of $100 or more. Your account must have a value of at least $200,000 in Institutional Shares to participate in this plan. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your

P / 18

bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

This service may not be provided for intermediaries who are providing similar services for an underlying client. Note that this plan may deplete your investment and affect your income or yield. You should be aware of the potential for tax liabilities if you make automatic withdrawals, especially if you plan to continue investing in the Fund. Please call the Transfer Agent at 1-800-248-6314 for further information.

Other

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 calendar days). If payment of redemption proceeds is to be made by Federal wire transfer, a $15 fee may be applied.

SALES OF SHARES HELD AT INTERMEDIARIES

If your shares are held at an intermediary, you should contact that intermediary to initiate a sale of your shares. Intermediaries will have their own rules regarding how to initiate sales of shares and may have charges for facilitating redemptions and for transferring shares held in street name accounts. The intermediary is responsible for processing your order correctly and confirming your transaction. When placing an order with such an intermediary, the order is normally treated as if it had been placed directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund following receipt by the intermediary of your order in proper form.

OTHER SHARE SALES INFORMATION

In order to reduce expenses, the Fund may redeem shares in any account if the total value of your account is less than $50,000 in Institutional Shares as a result of redemptions. This does not apply to retirement plan or Uniform Gifts/Transfers to Minors Act accounts. Shareholders will be notified and given 30 calendar days during which to make an additional investment to bring the value of their account to at least the minimum required amount before an involuntary redemption occurs.

There are certain times when redemption payments may also be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. The Fund has the right to pay redemption proceeds in whole or in part with a distribution by the Fund of securities in its portfolio equal in value to the sales price. It is not expected that the Fund would do so except in unusual circumstances.

Exchanging Shares

Shareholders may exchange shares of the Fund for shares of other Rainier Funds on any day the Fund is open for business, subject to limitations set forth in the Prospectus of the Fund.

You may obtain more information about the ability to reinvest by calling the Transfer Agent at 1-800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on

P / 19

Purchasing, Selling and Exchanging Shares

a day when the NYSE is open for normal trading.

The Fund reserves the right to reject any exchange order and may modify the exchange privilege by giving 60 days’ written notice to shareholders.

EXCHANGING SHARES HELD AT THE TRANSFER AGENT

Exchanging by Mail

Shareholders may exchange shares by sending a written request to the Transfer Agent. You should specify the name of the Fund, the number of shares or dollar amount to be exchanged and your name and account number(s). The letter should be signed by all of the shareholders whose names appear in the account registration. Please send your exchange request to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Exchanging by Telephone

If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at 1-800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading. If you exchange shares by telephone, you will be subject to certain identification procedures, which are described under “Selling Shares (Redemptions).”

EXCHANGING SHARES HELD AT AN INTERMEDIARY

If your shares are held at an intermediary, you should contact that intermediary to initiate an exchange of your shares. Intermediaries will have their own rules regarding how to initiate exchanges of shares and may have charges for facilitating exchanges. The intermediary is responsible for processing your order correctly and confirming your transaction.

EXCHANGE PROCESSING

All exchanges will be made on the basis of the relative net asset values of the funds next determined after a completed request is received. Requests for exchanges received in proper form before 4:00 p.m. (Eastern time) on a day when the NYSE is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.

Unclaimed Property

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

P / 20

Pricing of Fund Shares

The price of the Fund’s shares is based on the Fund’s net asset value. The Fund’s net asset value per share for a share class is calculated by dividing the Fund’s assets attributable to the share class, minus liabilities attributable to the share class, by the number of shares outstanding in that share class. The Fund’s assets are the market value of securities held in its portfolio, which is normally obtained from market quotations, plus any cash and other assets. If market quotations are not readily available for a portfolio security, or if it is believed that a quotation does not represent fair value for a security, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair value.” The Fund may also fair value securities in other situations affecting specific issuers (for example, a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster). The Fund’s liabilities include fees and expenses owed by the Fund, as well as any obligations to trading partners. The number of Fund shares outstanding for a share class is the amount of shares of that class that have been issued to shareholders.

The price an investor pays to purchase or redeem Fund shares is based on the net asset value per share next calculated after the order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable in the case of a purchase. The net asset value of shares of the Fund is determined as of the close of regular trading on the NYSE, normally, 4:00 p.m. (Eastern time). Fund shares will not be priced on days when the NYSE is closed for trading (including certain U.S. holidays).

P / 21

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to pay dividends monthly. The Fund makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

It is expected that distributions from the Fund will primarily consist of capital gains.

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or on the new account application that payment be made in cash.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rate a shareholder pays on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long the shareholder owned the Fund shares. Shareholders will be taxed in the same manner whether they receive dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Redeeming Fund shares is considered a taxable event for shareholders. Depending on the purchase price and the sale price of the shares sold, a gain or a loss may result on the transaction. Shareholders are responsible for any tax liabilities generated by their transactions.

P / 22

Index Description

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

P / 23

Financial Highlights

The Institutional Shares of the Fund have recently commenced operations. The information below is provided for the Original Shares of the Fund, which are offered in a different prospectus.

The financial highlights table is intended to help you understand the financial performance for the Fund for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the 6 months ended September 30, 2014, the information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Rainier Funds

For a capital share outstanding throughout the year

RAINIER INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES

			Fiscal year ending March 31,
	Six Months Ending Sept. 30, 2014 (Unaudited)		2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.92		$13.31	$13.28	$13.07	$13.03	$12.33

Income (loss) from investment operations:

Net investment income	0.11	*	0.30	0.38	0.42	0.45	0.49

Net realized and unrealized gain/(loss) on investments	0.01		(0.29)	0.11	0.33	0.15	0.70

Total from investment operations	0.12		0.01	0.49	0.75	0.60	1.19

Less distributions:
From net investment income	(0.11)		(0.30)	(0.38)	(0.43)	(0.45)	(0.49)

From net realized gains	–		(0.10)	(0.08)	(0.11)	(0.11)	–

Total distributions	(0.11)		(0.40)	(0.46)	(0.54)	(0.56)	(0.49)

Net asset value, end of year	$12.93		$12.92	$13.31	$13.28	$13.07	$13.03

Total return	0.96	%†	0.08%	3.73%	5.83%	4.62%	9.75%

Ratios/supplemental data:
Net assets, end of year (in millions)	$102.2		$107.0	$109.1	$109.0	$110.6	$130.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73	%‡	0.74%	0.74%	0.72%	0.71%	0.70%

After fees waived and expenses absorbed	0.55	%‡	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.76	%‡	2.27%	2.82%	3.14%	3.36%	3.80%

Portfolio turnover rate**	38.66	%†	136.10%	30.63%	32.65%	40.18%	44.49%

†Not annualized.

‡Annualized.

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

P / 24

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, LLC, the Fund’s investment adviser, collect nonpublic information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through website or e-mail communications;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any nonpublic personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

P / 25

Series of Rainier Funds (the “Fund”)

Institutional
Rainier Intermediate Fixed Income Fund	RAIFX

For more information about the Fund, the following documents are available free on request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-annual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI, which is incorporated into this Prospectus by reference, provides more detailed information about the Fund.

To receive free copies of the Fund’s reports and the SAI, request other information or discuss your questions concerning the Fund, please contact the Rainier Funds at 1-800-248-6314 or visit www.rainierfunds.com.

Information about the Fund, including the Fund’s reports and the SAI can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Please call (202) 551-8090 for information about the operation of the Public Reference Room. Text-only copies are available:

•	For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

•	Free of charge from the Commission’s Internet website at http://www.sec.gov.

•	Free of charge at www.rainierfunds.com

To reduce the volume of mail you receive, the Rainier Funds may mail only one copy of the Annual and Semi-annual reports, Prospectus and the SAI and other regulatory materials to your household. You can call Rainier Funds at 1-800-248-6314 to request (1) additional copies of these regulatory materials, or (2) that we discontinue householding of regulatory materials.

601 Union Street, Suite 2801, Seattle, WA 98101

1.800.248.6314 www.rainierfunds.com

The Fund’s SEC Investment Company Act file number is 811-8270.

P / 26

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This cover is not part of the Prospectus.	RA-PRO

RAINIER FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Institutional
Rainier Intermediate Fixed Income Fund	RAIFX

Dated February 2, 2015

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated February 2, 2015, for the above-referenced Fund (the “Fund”). Rainier Investment Management, LLC, a Delaware limited liability company (“Rainier”), is the investment adviser to each series of Rainier Investment Management Mutual Funds (the “Trust”). This SAI is incorporated by reference in its entirety into the Prospectus. The report on the audited financial statements of the Trust for the year ended March 31, 2014 is also incorporated by reference in its entirety into this SAI. A copy of the Prospectus may be obtained from Rainier at 601 Union St., Ste. 2801, Seattle, WA 98101, by calling 1-800-248-6314 or from Rainier’s website at www.rainierfunds.com.

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust on December 15, 1993. The Trust consists of eight separate funds, each of which has its own objective, assets, liabilities and net assets. Rainier serves as the investment adviser to the Trust and those funds. This SAI applies to only the Institutional Class shares of one of those funds.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objectives and policies as set forth in its Prospectus. The Fund’s investment objective is fundamental and cannot be changed without shareholder approval. There can be no guarantee that the objective of the Fund will be attained.

The Fund may invest in the following types of investments to the extent consistent with its investment objective and strategies. Each type of investment is subject to certain risks, as discussed below.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The majority of these transactions run from day to day and not more than seven days from the original purchase. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by Rainier to present minimum credit risks. Rainier will review and monitor the creditworthiness of such institutions under the Board of Trustees’ general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and it could suffer a loss.

Illiquid Securities; Rule 144A Securities

The Fund has the right to invest in illiquid securities, but not to the extent of more than 15% of its net assets, measured at the time of purchase. Illiquid securities are defined for this purpose by the Securities and Exchange Commission (the “SEC”) as those which cannot be disposed of within seven days at approximately the same amount at which they are valued.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

There is a large institutional market for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the SEC or otherwise, it may be determined that such securities are liquid notwithstanding their legal or contractual restrictions on resale.

U.S. Government Obligations

U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association (“FNMA”) and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to bring a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities offer higher income than the common stocks into which they are convertible. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations in value based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Mortgage-Related Securities

Mortgage-related securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Conversely, when interest rates increase, homeowners may elect not to prepay their mortgages at the anticipated rates, resulting in greater exposure on the part of a Fund holding mortgage-related securities to the effects of interest rate increases on the value of the securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or by agencies and instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid periodically. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes generally receive principal only after the first class has been retired.

Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

Asset-Backed Securities

The Fund may invest in asset-backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed receivables may be issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity and, hence, the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. It is possible that the securities could become illiquid or experience losses.

Securities Lending

The Fund may lend securities. The Fund may lend its securities in an amount not to exceed 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable requirements. Under the present requirements, the loan collateral generally must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

Foreign Securities

There are special risks in investing in any foreign securities, including U.S. dollar denominated securities of foreign issuers, as well as investments in U.S. companies with significant exposure to foreign markets. These risks include, but are not limited to, the following.

Political and Economic Factors. Foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics or social structure of certain foreign countries may not be as stable as those of the United States, and the governments of foreign countries may pursue diplomatic policies that are not consistent with the increase in value of the Fund’s holdings in foreign securities.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, the imposition of exchange controls, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Market Characteristics. The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Governmental, Legal, Accounting and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. Foreign auditing requirements may not be comparable to those in the U.S. There is also a risk that foreign governments may seek to nationalize or expropriate assets in a manner that causes losses to the Fund.

Emerging Markets Investments. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies located or doing business within those countries, generally involve greater risks than other foreign investments.

Taxes. The interest or dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

Corporate Debt Obligations

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. The Fund may also invest in corporate fixed income securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside of the United States by foreign or U.S. issuers (Eurobonds).

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CDO may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which is designed to bear the bulk of defaults from the bonds or loans in the trust and is intended to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust will typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress may adopt proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Derivative Instruments

The Fund may make use of various derivative instruments such as options, futures and structured notes. Unless otherwise disclosed, the Fund generally will not use derivatives in an amount exceeding 5% of its assets. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments.

Futures. The Fund may purchase and sell futures contracts with respect to securities indices. The Fund may use these techniques to hedge against securities prices or as part of its overall investment strategy.

An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Fund expects to use futures contracts in accordance with the applicable rules of the Commodity Futures Trading Commission under which the Trust and the Fund may avoid being deemed a “commodity pool” and Rainier thus may avoid being deemed a “commodity pool operator.” Therefore, neither Rainier nor the Fund will register or be regulated under the Commodity Exchange Act of 1974 and related rules and regulations.

The Fund might use futures contracts to hedge against anticipated changes in securities prices that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. A Fund might also buy futures contracts on securities indexes with respect to a large cash investment in the Fund pending full investment of that cash in securities.

The Fund will enter into only those futures contracts that are standardized and quoted on an automated quotation system or traded on a U.S. exchange, board of trade or similar entity.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit a specified amount of assets with the futures broker or a custodian (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Each day the Fund deposits or receives cash, called “variation margin,” based on the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

When purchasing a futures contract, the Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by Rainier in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives.

A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Other Registered Investment Companies

The Fund may invest in the securities of other registered investment companies, including exchange-traded funds (“ETFs”), money market funds and other mutual funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to such investments being consistent with the overall objective and policies of the Fund.

Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules promulgated thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

An ETF is similar to a traditional mutual fund, except that it trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF, only in large blocks (typically, 50,000 shares or more) through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from/to the ETF.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes typically will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by Rainier to be of comparable quality. These rating symbols are described in Appendix A.

Temporary Defensive Investments. Short-term investments may be used when the Fund assumes a defensive posture such as for the purpose of protecting the Fund if Rainier determines that market, economic, political or other conditions warrant a defensive posture. Defensive investing may also occur to meet anticipated redemptions or in order to have sufficient liquidity to meet various obligations and liabilities.

To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Fund, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a matter of fundamental policy, the Fund is diversified (i.e., as to 75% of the value of the Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities, securities of other investment companies, and cash and cash items)).

In addition, the Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Make short sales of securities or maintain a short position, except for short sales against the box;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.	Write put or call options, except that the Fund reserves the right to write put or call options for hedging or other purposes as may subsequently be described in its Prospectus and permitted under applicable federal and state laws and regulations;

5.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Fund reserves the right to invest all of its assets in shares of another investment company);

7.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.	Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in its Prospectus or in this SAI and as permitted under applicable federal and state laws and regulations;

9.	Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements and except for securities loans to the extent described in this SAI);

10.	Make investments for the purpose of exercising control or management; or

11.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to applicable positions taken by federal regulatory authorities:

The Fund may not:

1.	Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that the Fund reserves the right to invest all of its assets in a class of voting securities of an investment company;

2.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

3.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.	Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name as specified in the prospectus, without first providing the Fund’s shareholders with at least 60 days’ prior notice.

PORTFOLIO HOLDINGS

Rainier provides advisory services to the Fund. As a result, employees of Rainier may have access to the portfolio holdings of the Fund. The Trust and Rainier have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act designed to prohibit fraudulent or deceitful conduct. Both codes of ethics generally prohibit personal transactions in many types of securities, such as individual stocks. Allowable securities to purchase are limited to mutual funds, ETFs, government bonds and several other limited types of securities that are not expected to constitute a material portion of the Fund’s portfolio under normal circumstances. In addition, the Fund and Rainier adhere to the following policy, which is intended to supplement such codes of ethics. The policy is designed to help ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interests of Fund shareholders. It is the Fund’s policy not to distribute information about the Fund’s portfolio holdings to any person prior to 60 days after the previous quarter end unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed an agreement with the Trust;

•	The disclosure is made to internal parties involved in the operations of the Fund, such as the investment process, administration, pricing, or custody of the Fund, including but not limited to Rainier, U.S. Bancorp Fund Services, LLC , U.S. Bank N.A., legal counsel retained by the Fund or Rainier, the Fund’s auditors, and the Trust’s Board of Trustees (which may be delayed for at least 15 days for the non-interested Trustees as provided in the Trust’s Code of Ethics);

•	The disclosure is (a) in connection with a quarterly, semiannual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on Rainier’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of Rainier, the Chief Compliance Officer of the Trust, or the President of the Trust.

Portfolio holdings information may be disclosed without a time lag (i.e., current holdings) under the circumstances listed above; however, information on Rainier’s public website or in public records, such as shareholders reports, will generally be subject to a time lag. Portfolio characteristics and summary information will be available on the Adviser’s public website on or about the 10 days after each month end.

Any suspected breach of the Trust’s portfolio holdings disclosure policy is required to be reported immediately to the Chief Compliance Officer of Rainier and the Chief Compliance Officer of the Trust. Such breaches are also to be reported to the Board of Trustees.

The Trust has ongoing arrangements to make available information about the Fund’s portfolio securities prior to public disclosure. At this time, those arrangements include providing current holdings, on a daily basis, to the following entities for the purposes of providing oversight or services to the Fund: Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank N.A., Bank of New York Mellon, Institutional Shareholder Services, Inc., FactSet, and to the Board of Trustees on a periodic basis. The Trust and Rainier do not receive compensation in connection with the disclosure of information about the securities held in the Fund.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with Rainier, the Administrator, the Custodian and the Transfer Agent. The day-to-day operations of the Trust and the Fund are delegated to their officers, subject to their investment objectives and policies and to general supervision by the Board of Trustees.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	Private investor and consultant; President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to 2014.	Eight	None

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees
Joan L. Enticknap 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1950	Trustee	Since November 2012	Chief of Staff, 2013 to present; Strategic Initiatives Manager, 2010 to 2013; Board Member, President and Chief Operating Officer, 2001 to 2010; all with HomeStreet Bank (banking).	Eight	None
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee, Chairman of the Board	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present; Professor of Accounting; University of Washington from 1971 to 2008.	Eight	None
Interested Trustee and Officer(2)
Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Trustee, CEO and President Chief Financial Officer	Since February 2011 Since September 2010	Chief Operating Officer of Rainier from 2008 to present. Managing Director, Russell Investment Group from 1995 to 2008.	Eight	None

*	Trustees and officers of the Trust serve until their resignation, removal or retirement.
(1)	The term “Fund Complex” includes any funds, series of funds, or trusts that share the same investment adviser or that hold themselves out to investors as related companies. The Fund Complex consists of eight series of the Trust, one of which is included herein.
(2)	Ms. Zakaluk is an “interested person” of the Trust, as defined in the 1940 Act, because of her employment with Rainier.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Officers
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Senior Equity Portfolio Manager of Rainier since 1991, Chief Investment Officer of Rainier from 1991 to June 2013.	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of Rainier since 1996, Chief Investment Officer of Rainier since June 2013.	N/A	N/A

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Officers
Elisa Enns 601 Union St., Ste 2801 Seattle, WA 98101 Born 1965	Treasurer	Since May 2013	Director of Fund Finance and Financial Planning, Rainier, since May 2011, Financial Planning Analyst, Rainier, from May 2010 to May 2011, Strategic Operations Manager, Russell Investment Group, from May 2007 to May 2010.	N/A	N/A
Lisa M. Thenell 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since January 2008	Chief Compliance Officer of Rainier from 2008 to present. Compliance Supervisor of Rainier from 2003 to 2008.	N/A	N/A
Christopher E. Kashmerick 2020 East Financial Way, Suite 100 Glendora, CA 91741 Born 1974	Secretary	Since November 2011	Vice President, U.S. Bancorp Fund Services, LLC, from June 2011 to present; formerly, Vice President of Fund Accounting, Financial and Tax Reporting, Huntington Asset Services, Inc. from April 2008 to June 2011.	N/A	N/A

*	Trustees and officers of the Trust serve until their resignation, removal or retirement.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees (“Board”) provides oversight of the management and operations of the Trust. Like virtually all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, the portfolio managers, the distributor, administrator, custodian, and transfer agent, each of whom is discussed in greater detail in this SAI. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and Portfolio Managers report on the performance of the Trust’s funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with management in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Fair Value Committee, which are discussed in greater detail under “Committees” below. Currently, 75% of the members of the Board are Independent Trustees, which are Trustees who are not affiliated with Rainier or its affiliates, and the Audit, Nominating and Fair Value Committees are comprised entirely of Independent Trustees. The Board has appointed Gary Sundem, who is an Independent Trustee, to serve as the Chairman of the Board, in which capacity he provides leadership and communication between the Board and Rainier. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. The Board has also determined that the active involvement of all the Independent Trustees in Board matters and the function and composition of the Audit Committee are appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example: investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board reviews compliance reports from the Chief Compliance Officer as well as the Trust’s Administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Trust. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of Rainier as necessary to review other types of risks, such as business continuity risk or investment risk. The Audit Committee also meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. Not all risks that may affect the Trust or a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, Rainier, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, a number of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, and manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. In addition, the summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Ms. Zakaluk’s Trustee attributes include her position as the Chief Operating Officer and an owner of Rainier. She also serves as President and Chief Financial Officer of the Trust. Ms. Zakaluk has an intimate knowledge of Rainier’s products, operations, personnel and financial resources. Her position of influence and responsibility with Rainier, in addition to her knowledge of the firm has been determined to be valuable by the Board in its oversight of the Trust. Ms. Zakaluk also has many years of experience in the investment advisory business both with Rainier and with a large advisory organization before joining Rainier, including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Ms. Enticknap’s Trustee attributes include her many years of banking industry, financial and other business experience in executive and management positions.

Mr. Sundem’s Trustee attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Committees

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Fair Value Committee. The Audit Committee and the Fair Value Committee are comprised of each of the Independent Trustees. James E. Diamond Jr. serves as Chair of the Audit Committee and Joan L. Enticknap serves as the Chair of the Fair Value Committee. The Nominating Committee is comprised of James E. Diamond, Joan Enticknap and Gary L. Sundem. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee normally will not consider nominees from shareholders and, therefore, has not as of this date adopted a policy for consideration of those nominees. The Fair Value Committee is responsible for monitoring and reviewing the pricing methodologies utilized by Rainier to whom they have delegated daily pricing and fair valuation decisions. The Audit Committee met twice during the last fiscal year. The Nominating Committee did not meet during the last fiscal year. The Fair Value Committee met four times during the last fiscal year.

Fund Shares Owned by Trustees as of December 31, 2014

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Trustees	Intermediate Fixed Income Fund	Aggregate Dollar Range of Ownership as of December 31, 2014 in all Funds overseen by Trustee in the Fund Complex.
James E. Diamond, Jr.	A.	E.
Joan L. Enticknap	A.	A.
Gary L. Sundem	D.	E.
Melodie B. Zakaluk	E.	E.

Trustee Compensation

The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of Rainier may receive remuneration indirectly because Rainier receives a management fee from the Fund. Each Trustee who is not affiliated with Rainier in 2014 received an annual retainer of $54,000 plus $5,000 per meeting. In addition, the Chairman of the Board received an additional annual retainer of $5,000 and the Chairs of each of the Audit Committee and Fair Value Committee received an additional annual retainer of $3,000. Such Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation paid by each fund of the Trust to each of the Trustees during the fiscal year ended March 31, 2014 is set forth below:

Aggregate Compensation Paid from the Funds

Name of Trustee	Intermediate Fixed Income Fund	Total Compensation from Trust Complex(1)(3)
James E. Diamond, Jr.	$2,192	$77,000
Gary L. Sundem	$2,250	$79,000
Joan L. Enticknap	$2,192	$77,000
Melodie B. Zakaluk	None	None

(1)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s eight Funds that were effective during the fiscal year ended March 31, 2014.

The Trust does not maintain pension or retirement plans for Trustees. Independent Trustees are eligible to participate in a deferred compensation program.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Rainier Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Fund recognizes the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Trust for the year ended March 31, 2014, was $146,323.

Principal Shareholders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. To the best knowledge of the Fund, shareholders owning 5% or more of the outstanding shares of the Fund of record are set forth below:

Fund/Class	Shareholder Name & Address	% held as of January 5, 2015	Ownership Designation
Intermediate Fixed Income Fund – Original Shares	Northern California Bakery Drivers Security Fund XRA221 Main Street, Ste 250 San Francisco, CA 94105	21.17%	Record
	SEI Private Trust Company c/o Washington Trust Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	19.22%	Record
	Michael S. Hendrickson TR Northwest Roofers & Employers Health & Security Trust Fund P.O. Box 34203 Seattle, WA 98124-1203	9.50%	Record
	Machinist Health & Welfare Trust Welfare & Pension Admin P.O. Box 34203 Seattle, WA 98124-1203	9.13%	Record
	Portland School District #1 Health & Welfare Trust 7600 SW Mohawk Street Tualatin, OR 97062-8121	7.81%	Record
	Inland Empire Teamsters Trust P.O. Box 5433 Spokane, WA 99205-0433	7.26%	Record
	Southern California Bakery & Confectionary Union & Industry Welfare Fund 221 Main Street, Suite 250 San Francisco, CA 94105-1956	6.30%	Record

As of January 5, 2015, the current Trustees and officers of the Trust, as a group, held of record and beneficially less than 1% of the outstanding shares of the Fund.

The Investment Adviser

Subject to the supervision of the Board of Trustees, investment management and services are provided to the Fund by Rainier, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Rainier is owned by certain of its employees through a limited partnership. Under the Advisory Agreement, Rainier provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to Rainier, the Fund and the Trust are responsible for their operating expenses, including: (1) interest and taxes; (2) brokerage commissions; (3) insurance premiums;

(4) compensation and expenses of Trustees other than those affiliated with Rainier or the Administrator; (5) legal and audit expenses; (6) fees and expenses of the Administrator, Custodian, and Transfer Agent; (7) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (8) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (9) other expenses incidental to holding any shareholder meetings; (10) dues or assessments of or contributions to the Investment Company Institute or any successor; (11) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (12) amortization of organization costs.

Under the Advisory Agreement, Rainier is not liable to the Fund for any error of judgment by Rainier or any loss sustained by the Trust or Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by Rainier in accordance with Section 15(c) of the 1940 Act. The Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2014 contains a detailed discussion of the Board’s considerations in connection with the approval of that Agreement with respect to the Fund.

The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days’ written notice to Rainier. The Advisory Agreement also may be terminated by Rainier on 60 days’ written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Advisory fees, waiver and expense (reimbursements)/recoupment for the last three fiscal years were as follows:

Fiscal year ended March 31, 2014:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Intermediate Fixed Income Fund	$541,561	$(204,455)	$337,106

Fiscal year ended March 31, 2013:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Intermediate Fixed Income Fund	$539,915	$(202,299)	$337,616

Fiscal year ended March 31, 2012:	Gross Advisory Fee	Expenses Waived or (Reimbursed)/ Recouped	Net Advisory Fees Paid
Intermediate Fixed Income Fund	$566,605	$(187,809)	$378,796

The Administrator

The Trust has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator. The Administrator also serves as the Fund Accounting Agent and Transfer Agent and its address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202-5207. U.S. Bank N.A., an affiliate of the Administrator, serves as the Fund’s Custodian and its address is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. For all of these services, the Fund will pay a monthly fee based on the greater of an annual minimum or the annual rate of 0.05% on the first $3 billion, 0.04% on the next $3 billion, 0.035% on the next $4 billion, 0.025% thereafter, subject to an annual minimum of $650,000 for all series of the Trust.

The Fund paid the following administration fees to the Administrator and/or its affiliates for the three fiscal years ended March 31:

	2014	2013(1)	2012(1)
Intermediate Fixed Income Fund	$51,651	$50,761	$49,628

(1)	Includes fees paid to U.S. Bancorp Fund Services, LLC for fund accounting, transfer agent, and fund administration and to U.S. Bank N.A. for custodian services.

The Distributor

Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distribution Agreement between the Trust and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto, upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is paid an annual fee of $2,000 per Fund, by Rainier and/or from Rule 12b-1 fees paid by the Fund and the other funds in the complex with respect to share classes having Rule 12b-1 fees. The Distributor may, at its discretion, offset the compensation owed to the Distributor for its services or pay for marketing expenses approved by the Fund or its delegate with any sales charges or underwriter concessions (the difference between sales charge and the dealer reallowance) it receives from any funds in the fund complex with respect to a share class having a sales charge.

Rainier, out of its own funds, also may pay these expenses and may compensate broker-dealers who have signed dealer agreements for the distribution of the Fund’s shares as well as other service providers who provide shareholder and administrative services.

PORTFOLIO MANAGERS

James H. Hentges is a Portfolio Manager of Rainier and a portfolio manager for the I Fund. Mr. Hentges is also a Principal of Rainier. The following provides information regarding other accounts managed by Mr. Hentges as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	15	$301.2	0	$0

Matthew R. Kennedy is the Director of Fixed Income Management of Rainier and a portfolio manager for the Fund. Mr. Kennedy is also a Principal of Rainier. The following provides information regarding other accounts managed by Mr. Kennedy as of March 31, 2014:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	15	$301.2	0	$0

As of March 31, 2014, the Portfolio Managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)

Intermediate Fixed Income Fund

James H. Hentges	C.

Matthew R. Kennedy	A.

Compensation

All portfolio managers receive a fixed base salary.

The portfolio managers have a performance bonus component to their compensation. The performance bonus generally would be determined based on (1) how each of the strategies the portfolio manager manages performs during the applicable year on a pre-tax basis in comparison to the performance of the applicable benchmark index (on a gross of fees basis) and peer group; (2) the portfolio manager’s overall contribution to the portfolio management team and (3) the more general performance of Rainier.

Material Conflicts of Interest

The compensation paid to Rainier for managing the Fund is based only on a percentage of assets under management. Portfolio Managers benefit from Rainier’s revenues and profitability and may receive bonuses to recognize performance. However, the Portfolio Managers’ compensation is not based directly on fee revenue earned by Rainier on particular accounts in a way that would be expected to create a material conflict of interest in favoring particular accounts over other accounts. Rainier has adopted policies intended to address potential conflicts of interest related to aggregating and filling orders and other portfolio management related activities.

Independent Registered Public Accounting Firm and Legal Counsel

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, is the independent registered public accounting firm for the Fund.

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, serves as legal counsel to the Independent Trustees and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Best Execution: Rainier has the duty to seek to obtain “best execution” on each portfolio transaction for a client (including the Fund). Rainier will allocate brokerage transactions to those brokers, dealers and markets, as in the good faith judgment of Rainier is expected to be in the best interest of its clients. Fixed-income purchase transactions can take place in multiple forms such as new issues or secondary purchases or sales. Given the nature of fixed income, not all trades can be reproduced by all brokers and therefore the broker introducing the investment opportunity may get preference in executing the trade as long as the transaction meets the requirements for best execution. Since not all bonds are quoted regularly by multiple brokers/dealers, TRACE (Trade Reporting and Compliance Engine) is used to obtain price levels for recent trades to evaluate proposed secondary trade ideas from broker/dealers. For generic offerings Rainier will request offers from multiple broker/dealers and purchase the bonds from the broker/dealer with the best offering. If there is a tie, Rainier will consider the overall service level provided by each broker/dealer. If a broker/dealer has bonds in inventory that are offered at an attractive level based on TRACE and quotes from other broker/dealers, Rainier may purchase the bonds without getting competing offers from other broker/dealers in order to prevent the bonds from tightening or trading away while Rainier is obtaining competing offers.

For sale transactions, if it is part of a swap (purchase and sale) recommended by a broker/dealer, the bid will be evaluated by quotes from other broker/dealers and/or TRACE and evaluated within the context of the offering level for the bond to be purchased and the value added to the portfolio by both sides of the trade. For generic bids, Rainier will request bids from multiple broker/dealers and sell the bonds to the broker/dealer with the best or richest bid. If there is a tie, Rainier will consider the overall service level provided by each broker/dealer.

Soft Dollar Practices: Subject to meeting its fiduciary responsibility to seek best execution, Rainier may obtain research products or services that fall within the “safe harbor” established by Section 28(e) of the Securities Exchange Act of 1934, and as has been interpreted through regulatory guidance issued by the Securities and Exchange Commission, in connection with its portfolio brokerage.

Aggregated Orders: As part of its effort to obtain best execution, Rainier may, according to its procedures, aggregate orders (a practice generally known as block trading or bunching) unless restricted by client direction, type of account or other account restrictions. Other common factors to be considered when deciding upon the inclusion of a particular account in a block order include investment strategy, account objectives, account restrictions, cash balances, relevant policies, order instructions and order size.

When recommending or effecting a transaction in a particular investment for more than one client, Rainier will allocate such recommendations or transactions among clients for whom such recommendation is effected on such basis as Rainier deems equitable. Generally, all fixed income accounts that participate in a block transaction will participate on a pro rata percentage or other objective target such as cash level.

The Fund does not effect securities transactions through broker-dealers for selling shares of the Fund or providing other potential marketing benefits to the Fund. However, the Fund and Rainier may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Fund.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of Rainier, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Fund securities for the fiscal year by (2) the monthly average of the value of Fund securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.” The Fund’s rate of turnover for the fiscal years ended March 31, 2014 and March 31, 2013 was as follows:

	2014		2013
Intermediate Fixed Income Fund	136.10%	*	30.63%

*	The Fund has experienced higher portfolio turnover due to more active trading of Treasury securities.

NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to Rainier pursuant to a Security Valuation Policy that the Board has adopted. On a case-by-case basis, Rainier’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from Rainier’s Pricing Committee. The Board will approve, monitor and review the valuation decisions made by Rainier.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

Under the Trust’s Policy, debt securities held by the Fund shall be valued at their mean as provided by the pricing vendor which uses various valuation methodologies such as evaluated pricing (also known as matrix pricing) and other analytical pricing models as well as market transactions and dealer quotations. Evaluated pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices.

In the event market quotations are not readily available for any security or assets held in the Fund, USBFS will notify the Adviser and fair value will be determined as set forth in the Fund’s Security Valuation Policy.

The third-party pricing vendor may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security.

On a case-by-case basis, the Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of a security that does not have a readily available or reliable market price.

The net asset value per share of each share class of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets attributable to the share class which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the share class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE, normally, 4:00 p.m. (Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from the Transfer Agent or from certain broker-dealers and other financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders, including through intermediaries with whom the Fund has sales arrangements, are normally effected at the next-determined net asset public offering price after receipt of the order by the Fund or such agent, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Fund is not open for business) will be purchased at the next-determined offering price for the shares.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rainier or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for Rainier’s employees, clients or their affiliates, for advisers or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust. Therefore, a deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders does not constitute receipt by the Transfer Agent or the Trust. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Shares

Redemption requests, including through intermediaries with whom the Fund has a sales arrangement, are normally effected at the next-determined net asset value after receipt of the request by the Fund or such agent, provided that receipt is before the Fund’s daily cutoff time. Orders received after that time (or on a day the Fund is not open for business) will be redeemed at the next-determined net asset value.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the request in proper form, with the appropriate documentation as stated in the Fund’s Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment: (a) when trading on the NYSE is restricted as determined by the SEC; (b) when the NYSE is closed for other than weekends and holidays; (c) when an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (d) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling shares directly to the Fund

When selling shares of the Fund, you must send a signed letter of instruction to the Transfer Agent. In order to receive that day’s pricing, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s pricing. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of proceeds

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment for the purchase price of your shares. As indicated above, the Trust is entitled to make payment up to seven days after receipt by the Transfer Agent of the redemption request in proper form. In addition, under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only in accordance with applicable law and interpretations.

Telephone redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies to/from the bank account specified in the shareholder’s latest account application or as otherwise properly specified to the Fund in writing. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Trust nor the Fund or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Redemptions-in-kind

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable Fund securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

TAXATION

The Fund is taxed as a separate entity under the Internal Revenue Code (the “Code”), that has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders. Distributions from the Fund generally will constitute taxable income to shareholders subject to U.S. federal and state taxation. A failure of the Fund to comply with the applicable provisions of the Code may subject the Fund to federal income tax on taxable income (including realized capital gains), substantially reducing any investment return that otherwise would be enjoyed on the Fund’s shares.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities of two or more issuers controlled by the Fund that are engaged in the same, similar or related business, or the securities of one or more qualified publicly traded partnerships.

A nondeductible 4% excise tax will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Any dividends declared by the Fund during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Fund. Dividends paid by the Fund may qualify in part for the dividends received deduction for corporations.

The Fund will notify shareholders each year of the amount of dividends and distributions, and the portion of its dividends that qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to “qualified dividends.”

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends) as described below, and (ii) any net gain from the sale, redemption, or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and amounts withheld may be credited to a shareholder’s overall tax liability if proper documentation is provided to the Internal Revenue Service. The Trust reserves the right to refuse to open a Fund account for any person failing to provide a certified taxpayer identification number.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s long term capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established a Proxy Policy, which explains the Trust’s general voting procedures and considerations when voting proxies. The Trust has delegated its proxy voting responsibility to Rainier, subject to the supervision of the Board of Trustees.

Rainier accordingly votes the proxies of the Fund’s portfolio securities.

Rainier analyzes each proxy on a case-by-case basis, informed by the guidelines summarized below, subject to the requirement that all votes be cast solely in the long-term interest of its clients, including the Fund. Rainier does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Rainier revises its guidelines as events warrant.

The oversight of Rainier’s Proxy Policy is administered by Rainier’s Proxy Committee. The Chairman and Proxy Committee members are named by Rainier’s Board of Directors and generally made up of equity portfolio managers and any other employee the Board deems appropriate. The Proxy Committee meets as often as necessary to meet its obligations under this Policy, but no less frequently than once each calendar year.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps ensure that Rainier votes in the best interest of its clients, and it helps insulate the voting decisions from any potential conflicts of interest.

Subject to Proxy Committee procedures, the Investment may override ISS vote recommendations on a case-by-case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines;

•	Issues that ISS itself considers on a case-by-case basis;

•	Other business as the Proxy Committee deems appropriate.

As noted above, Rainier relies on the recommendations of ISS. Rainier retains ultimate responsibility for the votes, and has the ability to override ISS vote recommendations. Rainier will only do so, however, if it believes that a different vote is in the best interests of its clients.

To the extent Rainier desires to override ISS vote recommendations for the reasons noted above, Rainier will consider whether the proxy voting decision poses a material conflict between its interest and that of the relevant clients. If Rainier determines that a proxy proposal raises a material conflict between Rainier’s interest and clients’ interests, Rainier will resolve such a conflict in the manner described below, in its discretion:

(i)	Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, and document Rainier’s reasons for overriding ISS and voting in accordance with the recommendation of the other third party;

(ii)	Rainier may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii)	Rainier may, at its discretion, disclose the conflict to each affected client and vote as directed by the client, if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv)	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decisions from the conflict;

(v)	Rainier may abstain from voting on the proposal, if (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy is extraordinary and exceeds the expected benefit to the affected client as a whole, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client(s); or

(vi)	Rainier may implement any other procedures that results in a decision that is demonstrably based on the clients’ best interests and not the product of the conflict.

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•	the shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Rainier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

•	language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

•	the lack of “proxy voting service” or the imposition of voting fees may limit Rainier’s ability to lodge votes in such countries.

There may be times when refraining from voting proxy is in the clients’ best interests, such as when Rainier determines that the cost of voting the proxy exceeds the expected benefit to the client.

More Information

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will first become available after August 31 of each year, and at such time the information will be available without charge. A copy of the Trust’s Proxy Policy which includes the proxy voting guidelines is available upon request by calling toll-free 800-248-6314, or by accessing Rainier’s website at www.rainierfunds.com or by accessing the SEC’s website at www.sec.gov. If a hard copy of the Policy and guidelines is requested, the Adviser will send a copy within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares. The Board of Trustees has created eight series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular fund are allocated fairly among the funds, generally on the basis of the relative net assets of each fund.

The Trust may also create different classes of shares. Currently, the Trust offers three classes of shares, its Original class of shares, an Institutional class of shares and Class A shares, depending on the applicable fund. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of

$25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Boards of the Trust and Rainier have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Rainier’s Code prohibits personnel of Rainier from purchasing securities (as defined by the SEC) in their individual accounts.

The Trust’s custodian, U.S. Bank N.A., is responsible for holding the Fund’s assets. U.S. Bancorp Fund Services, LLC acts as the Trust’s Transfer Agent and Fund Accountant. Deloitte & Touche LLP has been selected as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Incorporated as Appendix B is the semi-annual report to shareholders for the period ended September 30, 2014, which includes the “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Change in Net Assets,” and “Notes to Financial Statements.”

Incorporated by reference herein is the Fund’s annual report to shareholders for the fiscal year ended March 31, 2014, which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Change in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” A copy of the Trust’s Annual Report with respect to the Fund can be obtained at no charge by calling 1-800-248-6314, writing the Trust, from Rainier’s website at www.rainierfunds.com, or by visiting the website of the Securities and Exchange Commission at www.sec.gov.

APPENDIX A

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.: Credit Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group: Credit Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB:   Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually short-term financial obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—superior ability to repay; Prime 2—strong ability to repay; Prime 3—acceptable ability to repay.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative capacity to meet financial commitments. The designation A-1 indicates a strong capacity to meet financial commitments. A “+” designation is applied to those issues rated “A-1” which possess capacity to meet financial commitments that are extremely strong. Capacity to meet financial commitments on issues with the designation “A-2” is satisfactory. Issues carrying the designation “A-3” have an adequate capacity to meet financial commitments. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

SEMI-ANNUAL REPORT

Rainier Intermediate Fixed Income Fund

Schedule of Investments

September 30, 2014 (Unaudited)

Investment Allocations as of September 30, 2014 (% of net assets)

	Principal Amount	Value
DEBT SECURITIES (99.1%)
CORPORATE BONDS (62.4%)
AUTO COMPONENTS (1.0%)
Magna International, Inc.^ 3.625%, 06/15/2024	$1,030,000	$1,025,558

Total Auto Components		1,025,558

BANKS (13.3%)
Bank of Nova Scotia^ 2.050%, 10/30/2018	4,020,000	4,012,652
Comerica, Inc. 2.125%, 05/23/2019	245,000	243,090
Royal Bank of Canada^ 2.150%, 03/15/2019	2,575,000	2,584,018
Wachovia Corp. 5.625%, 10/15/2016	3,600,000	3,920,947
Westpac Banking Corp.^ 2.000%, 08/14/2017	2,740,000	2,782,971

Total Banks		13,543,678

BEVERAGES (1.3%)
Coca-Cola Femsa S.A.B. de C.V.^ 2.375%, 11/26/2018	1,360,000	1,369,187

Total Beverages		1,369,187

CAPITAL MARKETS (8.9%)
Ameriprise Financial, Inc. 3.700%, 10/15/2024	1,825,000	1,836,691

	Principal Amount	Value
BlackRock, Inc. 5.000%, 12/10/2019	$490,000	$554,368
Morgan Stanley 4.750%, 03/22/2017	1,960,000	2,107,474
State Street Corp. 2.875%, 03/07/2016	2,080,000	2,147,538
The Goldman Sachs Group, Inc. 5.950%, 01/18/2018	2,157,000	2,416,574

Total Capital Markets		9,062,645

COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc. 4.450%, 01/15/2020	1,045,000	1,148,609

Total Communications Equipment		1,148,609

CONSUMER FINANCE (9.2%)
American Express Co.: 6.150%, 08/28/2017	775,000	873,144
7.000%, 03/19/2018	2,700,000	3,146,005
American Honda Finance Corp. 2.125%, 10/10/2018	1,070,000	1,076,257
Toyota Motor Credit Corp.: 2.800%, 01/11/2016	1,710,000	1,759,575
3.300%, 01/12/2022	2,480,000	2,560,575

Total Consumer Finance		9,415,556

DIVERSIFIED FINANCIAL SERVICES (9.2%)
Bank of America Corp. 5.650%, 05/01/2018	1,930,000	2,148,491
General Electric Capital Corp. 5.625%, 09/15/2017	2,870,000	3,209,136
The Bear Stearns & Co., Inc. 5.550%, 01/22/2017	3,685,000	4,017,192

Total Diversified Financial Services		9,374,819

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Verizon Communications, Inc. 4.500%, 09/15/2020	675,000	730,826

Total Diversified Telecommunication Services		730,826

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co. 4.479%, 03/01/2021	905,000	998,461

Total Food Products		998,461

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Medtronic, Inc. 2.750%, 04/01/2023	395,000	379,793

Total Health Care Equipment & Supplies		379,793

HEALTH CARE PROVIDERS & SERVICES (0.7%)
UnitedHealth Group, Inc. 6.000%, 02/15/2018	650,000	739,378

Total Health Care Providers & Services		739,378

	Principal Amount	Value

INSURANCE (3.0%)
MetLife, Inc. 6.750%, 06/01/2016	$1,330,000	$1,459,809
The Travelers Cos., Inc. 5.900%, 06/02/2019	1,390,000	1,613,197

Total Insurance		3,073,006

MEDIA (0.7%)
Thomson Reuters Corp.^ 6.500%, 07/15/2018	635,000	732,753

Total Media		732,753

OIL, GAS & CONSUMABLE FUELS (3.8%)
Shell International Financial BV^ 4.375%, 03/25/2020	835,000	922,066
Statoil ASA^ 3.125%, 08/17/2017	1,985,000	2,085,171
Total Capital SA^ 4.450%, 06/24/2020	835,000	921,043

Total Oil, Gas & Consumable Fuels		3,928,280

PHARMACEUTICALS (1.4%)
AstraZeneca plc^ 1.950%, 09/18/2019	290,000	286,818
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/2023	690,000	665,564
Sanofi^ 1.250%, 04/10/2018	540,000	532,695

Total Pharmaceuticals		1,485,077

REAL ESTATE (1.9%)
Simon Property Group LP: 2.200%, 02/01/2019	130,000	130,491
3.375%, 10/01/2024	1,795,000	1,778,725

Total Real Estate		1,909,216

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Texas Instruments, Inc. 2.750%, 03/12/2021	320,000	322,557
Xilinx, Inc. 3.000%, 03/15/2021	1,285,000	1,287,777

Total Semiconductors & Semiconductor Equipment		1,610,334

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.2%)
Hewlett-Packard Co.: 3.000%, 09/15/2016	2,296,000	2,377,315
2.750%, 01/14/2019	895,000	909,923

Total Technology Hardware, Storage & Peripherals		3,287,238

TOTAL CORPORATE BONDS

(Cost $61,308,267)		$63,814,414

	Principal Amount	Value
U.S. GOVERNMENT AGENCY (4.2%)
Federal Home Loan Bank 5.625%, 06/13/2016	$1,550,000	$1,680,670

		1,680,670

Federal Home Loan Mortgage Corp. 5.250%, 04/18/2016	1,100,000	1,181,212

		1,181,212

Federal National Mortgage Association 4.375%, 10/15/2015	810,000	845,226
2.250%, 03/15/2016	550,000	564,432

		1,409,658

TOTAL U.S. GOVERNMENT AGENCY

(Cost $4,051,371)		$4,271,540

U.S. TREASURY NOTES (32.5%)
0.375%, 08/31/2015	$7,365,000	$7,384,134
0.500%, 08/31/2016	7,690,000	7,682,641
0.875%, 08/15/2017	725,000	721,573
1.625%, 08/31/2019	6,490,000	6,446,141
2.000%, 08/31/2021	9,015,000	8,893,505
2.375%, 08/15/2024	2,140,000	2,115,424
TOTAL U.S. TREASURY NOTES

(Cost $33,259,851)		$33,243,418

TOTAL DEBT SECURITIES

(Cost $98,619,489)		$101,329,372

	Shares
SHORT-TERM INVESTMENT (0.2%)
MONEY MARKET MUTUAL FUND (0.2%)
First American Treasury Obligations Fund 0.000% *	242,520	242,520
TOTAL SHORT-TERM INVESTMENT

(Cost $242,520)		$242,520

TOTAL INVESTMENTS (99.3%)

(Cost $98,862,009)		$101,571,892

OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)		673,657

TOTAL NET ASSETS (100.0%)		$102,245,549

*	Rate quoted is seven-day yield at period end.
^	U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

STATEMENT OF ASSETS AND LIABILITIES

Rainier Funds

September 30, 2014 (Unaudited)

Intermediate Fixed Income Fund

ASSETS
Investments in securities, at cost (Note 2)	$98,862,009

Investment in securities, at value (Note 2)(5)	$101,571,892
Receivables
Investment securities sold	263,377
Dividends and interest	579,270
Fund shares sold	181,759
Due from Adviser	14,465
Prepaid expenses	14,446

Total Assets	102,625,209

LIABILITIES
Payables
Investment securities purchased	234,227
Fund shares redeemed	2,256
Distributions to shareholders	289
Due to Investment Adviser (Note 3)	42,401
Due under Distribution Plan (Note 7)	16,745
Accrued expenses	22,172
Deferred trustees compensation (Note 3)	61,570

Total Liabilities	379,660

Net assets	$102,245,549

COMPONENTS OF NET ASSETS
Paid-in capital	$98,661,534
Accumulated undistributed net investment loss	(51,146)
Accumulated undistributed net realized gain on investments	925,278
Net unrealized appreciation on investments	2,709,883

Net assets	$102,245,549

Original shares
Net assets applicable to shares outstanding	$102,245,549
Shares outstanding	7,908,411
Net asset value, offering and redemption price per share	$12.93

STATEMENT OF OPERATIONS

Rainier Funds

For the six months ending September 30, 2014 (Unaudited)

Intermediate Fixed Income Fund

INVESTMENT INCOME
Income
Interest	$1,178,301 ^

Total Income	1,178,301

Expenses
Investment advisory fees (Note 3)	255,175
Distribution fees (Note 7)	51,035
Administration fees* (Note 3)	24,845
Registration expense	13,987
Audit fees	6,923
Trustee fees (Note 3)	6,649
Sub-transfer agent fees	4,896
Compliance fees	2,595
Legal fees	930
Reports to shareholders	775
Miscellaneous expense	5,009

Total expenses	372,819
Less: fees waived and expenses absorbed (Note 3)	(92,126)

Net expenses	280,693

Net investment income	897,608

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	346,173
Net change in unrealized appreciation/depreciation on investments	(281,426)

Net realized and unrealized gain on investments	64,747

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$962,355

*	Includes administrator, transfer agent, fund accounting and custody fees.
^	Net of foreign tax withholding of $791.

STATEMENT OF CHANGES IN NET ASSETS

Rainier Funds

September 30, 2014 (Unaudited)

	Intermediate Fixed Income Fund
	Six Months Ending September 30, 2014 (Unaudited)	Fiscal Year Ending March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$897,608	$2,460,288
Net realized gain on investments	346,173	817,009
Net change in unrealized appreciation / depreciation on investments	(281,426)	(3,143,921)

Increase in net assets resulting from operations	962,355	133,376

Distributions to shareholders
From net investment income
Original shares	(895,386)	(2,485,174)
From net realized gain on investments sold
Original shares	—	(835,070)

Decrease in net assets from distributions	(895,386)	(3,320,244)

Capital share transactions
Proceeds from shares sold
Original shares	7,798,716	22,835,631
Proceeds from shares reinvested
Original shares	893,786	3,313,868
Cost of shares redeemed
Original shares	(13,466,794)	(25,159,608)

Net increase (decrease) from capital share transactions	(4,774,292)	989,891

Net (decrease) in net assets	(4,707,323)	(2,196,977)

NET ASSETS
Beginning of Year	106,952,872	109,149,849

End of Year	$102,245,549	$106,952,872

Accumulated undistributed net investment loss	$(51,146)	$(53,368)

Original shares
Shares sold	599,477	1,749,379
Shares issued on reinvestment of distributions	68,866	254,847
Shares redeemed	(1,039,423)	(1,926,938)

Net increase (decrease) in shares outstanding	(371,080)	77,288

Notes to Financial Statements

Rainier Funds

September 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust” or the “Funds”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of eight separate series, one of which, the Intermediate Fixed Income Fund (the “Fund”) in included herein.

The Fund seeks to provide investors with current income.

The Fund offers one class of shares: Original Shares. The Trust is authorized to issue an unlimited number of shares of the Original Class, with $0.01 per value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, requires the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

Prices for debt securities held by the Fund shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

As of September 30, 2014, there were no securities held in the Fund that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. As of September 30, 2014, open tax years subject to examination included the tax years ended March 31, 2012, through 2014.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

F) Subsequent Events. Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

G) Line of Credit. During the period ended September 30, 2014, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. The Fund did not borrow under the line of credit during the period ended September 30, 2014.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier Investment Management, LLC (the “Investment Adviser”). Under the terms of the agreement, the Fund will pay an investment advisory fee of 0.50% of average daily net assets.

B) Fee Waivers and Expense Caps

Fee Waiver: The Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.15% of the average daily net assets of the Fund.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses, (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges, will not exceed 0.55%.

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31, 2015. The Trust may terminate the contract with respect to the Fund and at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Fund. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for the Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At September 30, 2014, the amount available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Fund is $686,689.

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

Intermediate Fixed Income
2015	$187,809
2016	$202,299
2017	$204,455
2018	$92,126

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $3 billion of average daily net assets

0.035% of next $4 billion of average daily net assets

0.025% of average daily net assets over $10 billion

The Trust will be subject to an annual minimum fee of $650,000. The Fund currently is also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Fund are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. The Independent

Trustees were paid $116,926 in aggregate for their services and reimbursements for travel expenses during the period ended September 30, 2014.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized by the Fund for the period ended September 30, 2014, was $3,127.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the period ended September 30, 2014, were as follows:

Fund	Purchases	Sales Proceeds
Intermediate Fixed Income	$7,023,466	$8,519,836

The Fund purchased $29,859,401 and sold $31,563,287 of U.S. government securities.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities;

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates); and

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

Debt securities held by the Fund are valued by the pricing vendor, which utilizes an evaluated pricing methodology. Evaluated pricing is a technique used to value fixed-income securities without relying exclusively on quoted prices that also draws on market participant assumptions including quoted prices for similar assets, benchmark yield curves and other observable inputs. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser’s Pricing Committee will determine a price in accordance with the Security Valuation Policy. If a fair valuation is utilized, these securities are categorized as Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments based on the major classification in the Schedules of Investments as of September 30, 2014:

Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Federal Agency Obligations	$—	$37,514,958	$—	$37,514,958
Corporate Bonds	—	63,814,414	—	63,814,414
Total Fixed Income	—	101,329,372	—	101,329,372
Short-Term Investments	242,520	—	—	242,520
Total Investments in Securities	$242,520	$101,329,372	$—	$101,571,892

The Fund recognizes transfers between Levels at the end of each reporting period. There were no transfers between Levels when comparing the March 31, 2014 reporting period and the September 30, 2014 reporting period.

NOTE 6. INCOME TAXES

As of March 31, 2014, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

Intermediate Fixed Income Fund
Cost of investments for tax purposes	$101,610,369
Gross tax unrealized appreciation	3,157,337
Gross tax unrealized depreciation	(166,028)
Net tax unrealized appreciation on investments	$2,991,309
Undistributed ordinary income	4,312
Undistributed long-term capital gains	579,105
Other accumulated earnings	(57,680)
Total accumulated earnings	$3,517,046

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to reclassifications of paydown gains and losses on mortgage and asset-backed securities. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2014, the following table shows the reclassifications made:

	Paid-In-Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain
Intermediate Fixed Income Fund	—	752	(752)

As of March 31, 2014, the Fund did not have capital loss carry forward amounts (“CLCFs”). CLCFs that originate in tax years beginning after December 22, 2010, are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and can be carried forward indefinitely.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.

Intermediate Fixed Income Fund
Capital Loss Carryovers	—
Post-October Losses	—
Late Year Ordinary Losses	—

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the six months ended September 30, 2014, and the year ended March 31, 2014, were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Intermediate Fixed Income Fund	$895,386	—	$2,485,174	$835,070

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits related to net capital gain to zero for the tax year ended March 31, 2014.

NOTE 7. DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.10% of the average daily net assets of the Fund. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities related to the Fund. Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust (1)

	(i)	Certificate of Trust(1)

(A.) Certificate of Amendment dated May 30, 2012(13)

(B.) Certificate of Amendment dated August 8, 2012(13)

	(ii)	Agreement and Declaration of Trust(1)

(b)	Bylaws(1)

	(i)	Amendment No. 1 to Bylaws(13)

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and Bylaws.

(d)	(i)	Investment Advisory Agreement(2)

(A.) Form of Amendment No. 1 to Investment Advisory Agreement(6)

(B.) Form of Amendment No. 2 to Investment Advisory Agreement(6)

(C.) Form of Amendment No. 3 to Investment Advisory Agreement(8)

(D.) Form of Amendment No. 4 to Investment Advisory Agreement(11)

(E.) Form of Amendment No. 5 to Investment Advisory Agreement(13)

(F.) Form of Amendment No. 6 to Investment Advisory Agreement(14)

(G.) Form of Amendment No. 7 to Investment Advisory Agreement(14)

	(ii)	Amended and Restated Operating Expenses Agreement – filed herewith.

(e)	Distribution Agreement by and between Registrant and Quasar Distributors, LLC (7)

	(i)	Addendum to Distribution Agreement(6)

	(ii)	First Amendment to Distribution Agreement(8)

	(iii)	Second Amendment to Distribution Agreement(11)

	(iv)	Third Amendment to Distribution Agreement(13)

	(v)	Fourth Amendment to Distribution Agreement(15)

	(vi)	Fifth Amendment to Distribution Agreement – filed herewith.

(f)	Bonus or Profit Sharing Contracts – Not applicable

(g)	Custody Agreement by and between Registrant and U.S. Bank N.A.(7)

	(i)	Addendum to Custody Agreement(6)

	(ii)	First Amendment to Custody Agreement(8)

	(iii)	Second Amendment to Custody Agreement(11)

	(iv)	Third Amendment to Custody Agreement(13)

	(v)	Fourth Amendment to Custody Agreement(15)

	(vi)	Fifth Amendment to Custody Agreement(15)

	(vii)	Addendum to Custody Agreement(15)

	(viii)	Sixth Amendment to Custody Agreement – filed herewith.

(h)	Other Material Contracts

	(i)	Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC (7)

(A.) First Amendment to Fund Administration Servicing Agreement(8)

(B.) Second Amendment to Fund Administration Servicing Agreement(11)

(C.) Third Amendment to Fund Administration Servicing Agreement(13)

(D.) Fourth Amendment to Fund Administration Servicing Agreement(15)

(E.) Fifth Amendment to Fund Administration Servicing Agreement(15)

(F.) Sixth Amendment to Fund Administration Servicing Agreement – filed herewith.

	(ii)	Fund Accounting Servicing Agreement(7)

(A.) First Amendment to Fund Accounting Servicing Agreement(8)

(B.) Second Amendment to Fund Accounting Servicing Agreement(11)

(C.) Third Amendment to Fund Accounting Servicing Agreement(13)

(D.) Fourth Amendment to Fund Accounting Servicing Agreement(15)

(E.) Fifth Amendment to Fund Accounting Servicing Agreement(15)

(F.) Sixth Amendment to Fund Accounting Servicing Agreement – filed herewith.

	(iii)	Transfer Agent Servicing Agreement(7)

(A.) First Amendment to Transfer Agent Servicing Agreement(8)

(B.) Second Amendment to Transfer Agent Servicing Agreement(11)

(C.) Third Amendment to Transfer Agent Servicing Agreement(13)

(D.) Fourth Amendment to Transfer Agent Servicing Agreement(13)

(E.) Fifth Amendment to Transfer Agent Servicing Agreement(13)

(F.) Sixth Amendment to Transfer Agent Servicing Agreement(15)

(G.) Seventh Amendment to Transfer Agent Servicing Agreement(15)

(H.) Eighth Amendment to Transfer Agent Servicing Agreement – filed herewith.

	(iv)	Services Agreement(2)

	(v)	Assignment of Administration Agreement(5)

	(vi)	Power of Attorney(13)

(i)	Legal Opinion of Paul Hastings LLP (f/k/a Paul, Hastings, Janofsky & Walker LLP) (6), (8), (11)

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements – Not applicable

(l)	Agreement Relating to Initial Capital(3)

(m)	Rule 12b-1 Plan

	(i)	Amended and Restated Rule 12b-1 Plan(13)

(n)	Rule 18f-3 Plan

	(i)	Amended and Restated Multiple Class Plan– filed herewith.

(o)	Reserved.

(p)	(i)	Joint Code of Ethics for Rainier Investment Management Mutual Funds and Rainier Investment Management(9)

(1)	Filed with the Registrant’s initial Registration Statement, File No. 33-73792 on January 5, 1994.
(2)	Filed with Pre-effective Amendment No. 1 to the Registrant’s Registration Statement, File No. 33-73792 on February 23, 1994.
(3)	Filed with Pre-effective Amendment No. 2 to the Registrant’s Registration Statement, File No. 33-73792 on April 6, 1994.
(4)	Filed with Post-Effective Amendment No. 13 to the Registrant’s Registration Statement, File No. 33-73792 on March 1, 2002.
(5)	Filed with Post-Effective Amendment No. 17 to the Registrant’s Registration Statement, File No. 33-73792 on August 2, 2004.
(6)	Filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement, File No. 33-73792 on December 27, 2005.
(7)	Filed with Post-Effective Amendment No. 27 to the Registrant’s Registration Statement, File No. 33-73792 on July 26, 2007.
(8)	Filed with Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, File No. 33-73792 on March 30, 2009.
(9)	Filed with Post-Effective Amendment No. 33 to the Registrant’s Registration Statement, File No. 33-73792 on July 30, 2010.
(10)	Filed with Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, File No. 33-73792 on July 29, 2011.
(11)	Filed with Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, File No. 33-73792 on March 27, 2012.
(12)	Filed with Post-Effective Amendment No. 41 to the Registration Statement, File No. 33-73792 on July 27, 2012.
(13)	Filed with Post-Effective Amendment No. 47 to the Registration Statement, File No. 33-73792 on July 29, 2013.
(14)	Filed with Amendment No. 52 to the Registration Statement, File No. 811-08270 on March 10, 2014.
(15)	Filed with Post-Effective Amendment No. 49 to the Registration Statement, File No. 33-73792 on July 29, 2014.

Item 29.	Persons Controlled by or Under Common Control with Registrant

As of the date of this amendment to this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII, Section 2 of the Registrant’s Declaration of Trust provides as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The response to this item is incorporated by reference to its Form ADV as amended (File No. 801-35638).

Item 32.	Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	IronBridge Funds, Inc.
Advisors Series Trust	Jacob Funds, Inc.
Aegis Funds	Jensen Portfolio, Inc.
Aegis Value Fund, Inc.	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	KKR Alternative Corporate Opportunities Fund P
Alpine Equity Trust	KKR Series Trust
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Loeb King Trust
Barrett Opportunity Fund, Inc.	Lord Asset Management Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Fund, Inc.	Managed Portfolio Series
Brandywine Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	PRIMECAP Odyssey Funds
Cushing Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hennessy Funds, Inc.	Westchester Capital Funds
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds
Intrepid Capital Management Funds Trust	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None

Andrew M. Strnad(2)	Secretary	None

Joe D. Redwine(1)	Board Member	None

Robert Kern(1)	Board Member	None

Susan LaFond(1)	Treasurer	None

Teresa Cowan(1)	Assistant Secretary	None

John Kinsella(3)	Assistant Treasurer	None

Brett Scribner(3)	Assistant Treasurer	None

(1)       This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

(2)       This individual is located at 6602 East 75th Street, Indianapolis, Indiana 46250.

(3)       This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

(c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by the principal underwriter who is not an affiliated person of the Funds.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commission	(3) Compensation on Redemption and Repurchases	(4) Brokerage Commissions	(5) Other Compensation
Quasar Distributors, LLC	None	None	None	None

Item 33.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follow:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

U.S. Bank N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

(b)	With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accountant:

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

(c)	With respect to Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser:

Rainier Investment Management Mutual Funds

601 Union Street, Suite 2801

Seattle, WA 98101

(d)	With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant’s Principal Underwriters:

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Item 34.	Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings

(a) Registrant undertakes that if requested to do so by the holders of at least 10% of the registrant’s outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 51 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, State of Washington, on the 2nd day of February, 2015.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Melodie B. Zakaluk Melodie B. Zakaluk	Trustee, Chief Executive Officer, President, and Chief Financial Officer	February 2, 2015

/s/ Gary L. Sundem* Gary L. Sundem	Trustee	February 2, 2015

/s/ James E. Diamond, Jr.* James E. Diamond, Jr.	Trustee	February 2, 2015

/s/ Joan L. Enticknap* Joan L. Enticknap	Trustee	February 2, 2015

*	By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer Attorney-in-fact pursuant to the power of attorney filed July 29, 2013.

EXHIBIT LIST

Exhibit	Exhibit No.

Amended and Restated Operating Expenses Limitation Agreement	EX.99.d.ii

Fifth Amendment to Distribution Agreement	EX.99.e.vi

Sixth Amendment to Custody Agreement	EX.99.g.viii

Sixth Amendment to Fund Administration Servicing Agreement	EX.99.h.i.F

Sixth Amendment to Fund Accounting Servicing Agreement	EX.99.h.ii.F

Eighth Amendment to Transfer Agent Servicing Agreement	EX.99.h.iii.H

Consent of Independent Registered Public Accounting Firm	EX.99.j

Amended and Restated Multiple Class Plan	EX.99.n.i